Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Geostar Mineral Corporation (the "Company") on Form 10-K for the period ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Wang Hui, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Actof 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition andresults of operations of the Company.

Dated this 13th day of February, 2009.

/s/ Wang Hui
Wang Hui, Director and Chief Executive Officer